                                                                      EXHIBIT 17


                        JANUS ASPEN SERIES (THE "TRUST")
                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, the undersigned hereby makes, constitutes and appoints Thomas A. Early, Loren M. Starr and Kelley Abbott Howes, and each of them, severally, his true and lawful attorneys and agents in his name, place and stead on his behalf (a) to sign and cause to be filed amendments to the registration statement of the Trust under the Securities Act of 1933, the Investment Company Act of 1940 and the laws and regulations of the various states if applicable, and all consents and exhibits thereto; (b) to withdraw such registration statement or any amendments or exhibits and make requests for acceleration in connection therewith; (c) to take all other action of whatever kind or nature in connection wit such registration statement, and all amendments thereto, which said attorneys may deem advisable; and (d) to make, file, execute, amend and withdraw documents of every kind, and to take other action of whatever kind they may elect, for the purpose of complying with all laws relating to the sale of securities of the Trust, hereby ratifying and confirming all actions of any of said attorneys hereunder, provided that this Power of Attorney is ratified to be effective by the Trustees with respect to each filing or withdrawal of such registration statement and all amendments, consents, and exhibits thereto. Said attorneys may act jointly or severally, and the action of one shall bind the undersigned as fully as if two or more had acted together.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of this 18th day of June, 2002,

Signature                         Title                     Date
---------                         -----                     ----
/s/ THOMAS H. BAILEY
--------------------------
Thomas H. Bailey                  Chairman (Principal       June 18, 2002
                                  Executive Officer),
                                  President and Trustee

                        JANUS ASPEN SERIES (THE "TRUST")
                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, the undersigned hereby makes, constitutes and appoints Thomas A. Early, Loren M. Starr and Kelley Abbott Howes, and each of them, severally, his true and lawful attorneys and agents in his name, place and stead on his behalf (a) to sign and cause to be filed amendments to the registration statement of the Trust under the Securities Act of 1933, the Investment Company Act of 1940 and the laws and regulations of the various states if applicable, and all consents and exhibits thereto; (b) to withdraw such registration statement or any amendments or exhibits and make requests for acceleration in connection therewith; (c) to take all other action of whatever kind or nature in connection with such registration statement, and all amendments thereto, which said attorneys may deem advisable; and (d) to make, file, execute, amend and withdraw documents of every kind, and to take other action of whatever kind they may elect, for the purpose of complying with all laws relating to the sale of securities of the Trust, hereby ratifying and confirming all actions of any of said attorneys hereunder, provided that this Power of Attorney is ratified to be effective by the Trustees with respect to each filing or withdrawal of such registration statement and all amendments, consents, and exhibits thereto. Said attorneys may act jointly or severally, and the action of one shall bind the undersigned as fully as if two or more had acted together.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of this 18th day of June, 2002.

Signature                         Title                     Date
---------                         -----                     ----
/s/ WILLIAM F. MCCALPIN
--------------------------
William F. McCalpin               Trustee                   June 18, 2002

                        JANUS ASPEN SERIES (THE "TRUST")
                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, the undersigned hereby makes, constitutes and appoints Thomas A. Early, Loren M. Starr and Kelley Abbott Howes, and each of them, severally, his true and lawful attorneys and agents in his name, place and stead on his behalf (a) to sign and cause to be filed amendments to the registration statement of the Trust under the Securities Act of 1933, the Investment Company Act of 1940 and the laws and regulations of the various states if applicable, and all consents and exhibits thereto; (b) to withdraw such registration statement or any amendments or exhibits and make requests for acceleration in connection therewith; (c) to take all other action of whatever kind or nature in connection with such registration statement, and all amendments thereto, which said attorneys may deem advisable; and (d) to make, file, execute, amend and withdraw documents of every kind, and to take other action of whatever kind they may elect, for the purpose of complying with all laws relating to the sale of securities of the Trust, hereby ratifying and confirming all actions of any of said attorneys hereunder, provided that this Power of Attorney is ratified to be effective by the Trustees with respect to each filing or withdrawal of such registration statement and all amendments, consents, and exhibits thereto. Said attorneys may act jointly or severally, and the action of one shall bind the undersigned as fully as if two or more had acted together.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of this 18th day of June, 2002.

Signature                         Title                     Date
---------                         -----                     ----

/s/ JOHN W. MCCARTER, JR.
--------------------------
John W. McCarter, Jr.             Trustee                   June 18, 2002

                        JANUS ASPEN SERIES (THE "TRUST")
                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, the undersigned hereby makes, constitutes and appoints Thomas A. Early, Loren M. Starr and Kelley Abbott Howes, and each of them, severally, his true and lawful attorneys and agents in his name, place and stead on his behalf (a) to sign and cause to be filed amendments to the registration statement of the Trust under the Securities Act of 1933, the Investment Company Act of 1940 and the laws and regulations of the various states if applicable, and all consents and exhibits thereto; (b) to withdraw such registration statement or any amendments or exhibits and make requests for acceleration in connection therewith; (c) to take all other action of whatever kind or nature in connection with such registration statement, and all amendments thereto, which said attorneys may deem advisable; and (d) to make, file, execute, amend and withdraw documents of every kind, and to take other action of whatever kind they may elect, for the purpose of complying with all laws relating to the sale of securities of the Trust, hereby ratifying and confirming all actions of any of said attorneys hereunder, provided that this Power of Attorney is ratified to be effective by the Trustees with respect to each filing or withdrawal of such registration statement and all amendments, consents, and exhibits thereto. Said attorneys may act jointly or severally, and the action of one shall bind the undersigned as fully as if two or more had acted together.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of this 18th day of June, 2002.

Signature                         Title                     Date
---------                         -----                     ----
/s/ DENNIS B. MULLEN
--------------------------
Dennis B. Mullen                  Trustee                   June 18, 2002

                        JANUS ASPEN SERIES (THE "TRUST")
                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, the undersigned hereby makes, constitutes and appoints Thomas A. Early, Loren M. Starr and Kelley Abbott Howes, and each of them, severally, his true and lawful attorneys and agents in his name, place and stead on his behalf (a) to sign and cause to be filed amendments to the registration statement of the Trust under the Securities Act of 1933, the Investment Company Act of 1940 and the laws and regulations of the various states if applicable, and all consents and exhibits thereto; (b) to withdraw such registration statement or any amendments or exhibits and make requests for acceleration in connection therewith; (c) to take all other action of whatever kind or nature in connection with such registration statement, and all amendments thereto, which said attorneys may deem advisable; and (d) to make, file, execute, amend and withdraw documents of every kind, and to take other action of whatever kind they may elect, for the purpose of complying with all laws relating to the sale of securities of the Trust, hereby ratifying and confirming all actions of any of said attorneys hereunder, provided that this Power of Attorney is ratified to be effective by the Trustees with respect to each filing or withdrawal of such registration statement and all amendments, consents, and exhibits thereto. Said attorneys may act jointly or severally, and the action of one shall bind the undersigned as fully as if two or more had acted together.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of this 18th day of June, 2002.

Signature                         Title                     Date
---------                         -----                     ----
/s/ JAMES T. ROTHE
--------------------------
James T. Rothe                    Trustee                   June 18, 2002

                        JANUS ASPEN SERIES (THE "TRUST")
                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, the undersigned hereby makes, constitutes and appoints Thomas A. Early, Loren M. Starr and Kelley Abbott Howes, and each of them, severally, his true and lawful attorneys and agents in his name, place and stead on his behalf (a) to sign and cause to be filed amendments to the registration statement of the Trust under the Securities Act of 1933. the Investment Company Act of 1940 and the laws and regulations of the various states if applicable, and all consents and exhibits thereto; (b) to withdraw such registration statement or any amendments or exhibits and make requests for acceleration in connection therewith; (c) to take all other action of whatever kind or nature in connection with such registration statement, and all amendments thereto, which said attorneys may deem advisable; and (d) to make, file, execute, amend and withdraw documents of every kind, and to take other action of whatever kind they may elect, for the purpose of complying with all laws relating to the sale of securities of the Trust, hereby ratifying and confirming all actions of any of said attorneys hereunder, provided that this Power of Attorney is ratified to be effective by the Trustees with respect to each filing or withdrawal of such registration statement and all amendments, consents, and exhibits thereto. Said attorneys may act jointly or severally, and the action of one shall bind the undersigned as fully as if two or more had acted together.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of this 18th day of June, 2002.

Signature                         Title                     Date
---------                         -----                     ----
/s/ WILLIAM D. STEWART
--------------------------
William D. Stewart                Trustee                   June 18, 2002

                        JANUS ASPEN SERIES (THE "TRUST")
                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, the undersigned hereby makes, constitutes and appoints Thomas A. Early, Loren M. Starr and Kelley Abbott Howes, and each of them, severally, his true and lawful attorneys and agents in his name, place and stead on his behalf (a) to sign and cause to be filed amendments to the registration statement of the Trust under the Securities Act of 1933, the Investment Company Act of 1940 and the laws and regulations of the various states if applicable, and all consents and exhibits thereto; (b) to withdraw such registration statement or any amendments or exhibits and make requests for acceleration in connection therewith; (c) to take all other action of whatever kind or nature in connection with such registration statement, and all amendments thereto, which said attorneys may deem advisable; and (d) to make, file, execute, amend and withdraw documents of every kind, and to take other action of whatever kind they may elect, for the purpose of complying with all laws relating to the sale of securities of the Trust, hereby ratifying and confirming all actions of any of said attorneys hereunder, provided that this Power of Attorney is ratified to be effective by the Trustees with respect to each filing or withdrawal of such registration statement and all amendments, consents, and exhibits thereto. Said attorneys may act jointly or severally, and the action of one shall bind the undersigned as fully as if two or more had acted together.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of this 18th day of June, 2002.

Signature                         Title                     Date
---------                         -----                     ----
/s/ MARTIN H. WALDINGER
--------------------------
Martin H. Waldinger               Trustee                   June 18, 2002